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                                                                   EXHIBIT 10.46

                  REDEMPTION AND REGISTRATION RIGHTS AGREEMENT


         This REDEMPTION AND REGISTRATION RIGHTS AGREEMENT ("Agreement") is entered into as of the 14th day of July, 1997 by and among WINN LIMITED PARTNERSHIP, a North Carolina limited partnership (the "Partnership"), WINSTON HOTELS, INC. a North Carolina corporation and sole general partner of the Partnership (the "General Partner" or the "Company"), the partnerships listed on Exhibit A (the "Contributing Partnerships") and certain partners or designees of the Contributing Partnerships listed on Exhibit A hereto (the "Limited Partners"). The Contributing Partnerships and the Limited Partners and their permitted transferees and assignees are herein referred to individually as a "Holder" and collectively, as "Holders".

                                    RECITALS


         WHEREAS, pursuant to a Contribution and Exchange Agreement among the Partnership, the Company and the Contributing Partnerships dated June 24, 1997 (the "Contribution and Exchange Agreement"), the Contributing Partnerships have contributed to the Partnership certain hotel properties in exchange for units of limited partnership interest in the Partnership as set forth on Exhibit A hereto (the "Partnership Units") and cash, as set forth in the Contribution and Exchange Agreements; and

         WHEREAS, the Contributing Partnerships may in the future distribute some or all of the Partnership Units received from the Partnership pursuant to the Contribution Agreements to the Limited Partners in the amounts set forth in Exhibit A; and

         WHEREAS, the General Partner, the other limited partners of the Partnership and the Contributing Partnerships have executed, and upon receipt of Partnership Units, the Limited Partners will execute, the Second Amended and Restated Agreement of Limited Partnership dated July 11, 1997 of the Partnership (the "Partnership Agreement"); and

         WHEREAS, the parties hereto desire to set forth certain rights of the Contributing Partnerships and the Limited Partners as holders of the Partnership Units;

         NOW, THEREFORE, for and in consideration of the mutual promises and agreements contained in this Agreement, the parties hereto mutually agree as follows:



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                                    AGREEMENT

                                    ARTICLE I
                                   DEFINITIONS

         Capitalized terms not otherwise defined when first used herein shall have the meanings set forth in the Partnership Agreement.


                                   ARTICLE II
                                REDEMPTION RIGHT

         Beginning on the date of this Agreement, each Holder shall have the right (the "Redemption Right") to require the Partnership to redeem on a Specified Redemption Date all or a portion of the number of Partnership Units held by such Holder and set forth on Exhibit A under the heading "Immediate Redemption Units" at a redemption price equal to and in the form of the Redemption Amount. Notwithstanding any provisions of the Partnership Agreement to the contrary, the Partnership agrees that any Immediate Redemption Units tendered for redemption within 10 days following the date of this Agreement shall be redeemed for the REIT Shares Amount. On or after the date that is six months from the date of this Agreement, each Holder shall have the Redemption Right to require the Partnership to redeem on a Specified Redemption Date all or a portion of the total number of Partnership Units held by such Holder and set forth on Exhibit A, including any Immediate Redemption Units not previously tendered for redemption, at a redemption price equal to and in the form of the Redemption Amount. The Redemption Right shall be exercised pursuant to a Notice of Redemption in the form of Exhibit B delivered to the Company by the Holder who is exercising the Redemption Right. A Holder may not exercise the Redemption Right for less than one hundred (100) Partnership Units or, if such Holder holds less than one hundred (100) Partnership Units, all of the Partnership Units held by such Holder. A Holder shall have no right, with respect to any Partnership Units so redeemed, to receive any distribution paid with respect to Partnership Units on or after the Specified Redemption Date. Subject to the provisions of Sections 4.2 and 4.3 of this Agreement, the Redemption Right shall otherwise be subject to applicable provisions of Section 8.05 of the Partnership Agreement.


                                   ARTICLE III
                               SHELF REGISTRATION

         The Company agrees to file with the SEC prior to the six month anniversary of the date of this Agreement, a shelf registration statement pursuant to Section 8.06 of the Partnership Agreement, with respect to (i) the issuance by the Company of the Redemption Shares issued to the Holders with respect to any Partnership Units which are redeemed on or after the effective date of the Shelf Registration to the effect that such Redemption Shares will be freely tradeable by a Holder (except to the extent a Holder may be deemed to be an "affiliate of the Company as defined in Rule 144 under the Securities Act) and, (ii) the resale by the Holders of any Redemption Shares issued to the Holders upon redemption of Partnership Units prior to the effective date of the Shelf Registration. The Company will use its best efforts to cause the Shelf Registration to be declared effective under the Securities Act on or before the sixth month anniversary of the date of this Agreement. With respect to the resale of Redemption Shares included in the Shelf Registration pursuant to subpart (ii) of the first sentence of



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this Article III, the Shelf Registration shall provide for customary methods of sale or distribution including, without limitation, sales directly by the Holder or through broker's transactions. The Shelf Registration shall not provide for an underwritten offering of Redemption Shares. A Holder may request that the Company amend or supplement the Shelf Registration to include other methods of distribution of Redemption Shares by such Holder under the Shelf Registration. If the Company deems such method of distribution to be permitted by applicable law, the Company agrees to undertake to amend or supplement the Shelf Registration to permit such method of distribution; provided however, that the Company's cost and expenses in connection with any such amendment or supplement shall be paid by the Holder or reimbursed to the Company by the Holder upon request. The Company will use its best efforts to keep the Shelf Registration continuously effective until the earlier of (A) the date when all of the Redemption Shares covered thereby are issued or re-sold or (B) the date on which Holders may sell Redemption Shares without registration under the Securities Act, pursuant to Rule 144(k) thereunder or any similar rule that may be adopted by the Commission (the "Shelf Registration Period"). The Company further agrees to supplement or make amendments to the Shelf Registration, if required by the rules, regulations, or instructions applicable to the registration form utilized by the Company or by the Securities Act or rules and regulations thereunder for the Shelf Registration. The Shelf Registration shall otherwise be subject to applicable provisions of Section 8.06 of the Partnership Agreement, provided that, subject to the provisions of this Article III, the provisions of Section 8.05(c)(iii) of the Partnership Agreement relating to the limitation on the General Partner's obligation to pay expenses in connection with amendments or supplements thereto after 90 days shall not otherwise apply to the Shelf Registration.


                                   ARTICLE IV
                          PARTNERSHIP AGREEMENT MATTERS

         4.1. Taxable Transaction. In the event that prior to January 1, 1999 (the "Restricted Period") the General Partner completes a transaction pursuant to Section 6.09 or Section 7.01(c) of the Partnership Agreement, which causes a Holder of Partnership Units to recognize gain for federal income tax purposes with respect to the Holder's disposition of Partnership Units in connection with such transaction, the Partnership shall reimburse such Holder within thirty (30) days after the closing of such transaction for an amount equal to the loss of the use of the tax payment calculated by multiplying the amount of tax payable by the Holder by an interest rate of ten percent (10%) for the then-remaining term of the Restricted Period.

         4.2. Redemption Right. Notwithstanding the provisions of Section 8.05(c) and 8.05(d) of the Partnership Agreement, the parties agree that in the event the delivery of REIT Shares to a Holder would cause one of the events described in subsections (i)-(v) of Section 8.05(c) of the Partnership Agreement to occur, the Holder will be paid the Cash Amount and the provisions of Section 8.05(d) of the Partnership Agreement, as they relate to the General Partner's right to delay payment of the Cash Amount for a period of up to 180 days, shall not apply.

         4.3. Publicly Traded Partnership. Notwithstanding the provisions of
Section 8.05(e) of the Partnership Agreement , the General Partner shall not, pursuant to Section 8.05(e) of the Partnership Agreement, place any restrictions on the ability of the Holders to exercise their Redemption Rights during the Restricted Period. Following the expiration of the Restricted Period, the General Partner will give the Holders not less than sixty (60) days prior notice of any such restriction and the Holders



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shall be entitled to exercise their Redemption Rights free of such restrictions within 60 days (or such longer period set forth in the notice) of receipt of such notice.

         4.4. Transferees and Assignees. The provisions of this Agreement shall apply to any Partnership Units transferred by a Holder pursuant to the terms of the Partnership Agreement or the Contribution and Exchange Agreement.


                                    ARTICLE V
                                     GENERAL

         5.1. Notices. All notices, demands, requests or other communications required to be given or which may be given hereunder shall be in writing and shall be deemed given on the day of delivery if hand delivered and receipted for, or on the date of transmittal by facsimile, to be immediately followed by certified mail, postage prepaid, return receipt requested, or by dispatch by overnight receipted courier, addressed as follows:

                          If to Contributor, at:

                                    W. Spring Limited Partnership
                                    BHI Limited Partnership
                                    c/o Archon Group L.P.
                                    600 Las Colinas Boulevard, Suite 1900
                                    Irving, Texas 75039
                                    Attention:   Mr. Wes Huff
                                        Director of Marketing
                                    Fax: (972) 831-2280

                          With a copy to:

                                    Battle Fowler LLP
                                    75 East 55th Street
                                    New York, New York 10022
                                    Attention:   Robert J. Wertheimer, Esq.
                                    Fax:  (212) 856-7806

                          If to the Partnership, at:

                                    Winn Limited Partnership
                                    c/o Winston Hotels, Inc.
                                    2209 Century Drive, Suite 300
                                    Raleigh, North Carolina 27612
                                    Attention:  Mr. Robert W. Winston
                                    Fax:  (919) 510-6832



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                                    With a copy to:

                                    Brown & Bunch
                                    4900 North Park
                                    4900 Falls of Neuse Road, Suite 210
                                    Raleigh, North Carolina 27609
                                    Attention:  William Bunch, III, Esq.
                                    Fax:  (919) 876-8062

                                    and

                                    Hunton & Williams
                                    2000 Riverview Tower
                                    900 South Gay Street
                                    Knoxville, Tennessee 37902
                                    Attention:  David C. Wright, Esq.
                                    Fax:  (423) 549-7704

         5.2. Pronouns and Plurals. When the context in which words are used in this Agreement indicates that such is the intent, words in the singular number shall include the plural and the masculine gender shall include the neuter or female gender as the context may require.

         5.3. Headings. The article headings or sections in this Agreement are for convenience only and shall not be used in construing the scope of this Agreement or any particular article.

         5.4. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.

         5.5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

         5.6. Confirmation. It shall be a condition to any Person succeeding to the rights of a Contributing Partnership as permitted herein that such Person, if requested by the Company, execute a counterpart to this Agreement and become a party hereto.

         5.7. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.


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         IN WITNESS WHEREOF, each party has duly executed this Agreement as of the day and year first above written.

                                        WINSTON HOTELS, INC., a
                                        North Carolina corporation


                                        By:    /s/ Robert W. Winston, III
                                               --------------------------------
                                        Name:  Robert W. Winston, III
                                        Title: President


                                        WINN LIMITED PARTNERSHIP, a
                                        North Carolina limited partnership


                                        By: WINSTON HOTELS, INC.,
                                            its general partner


                                        By:    /s/ Robert W. Winston, III
                                               --------------------------------
                                        Name:  Robert W. Winston, III
                                        Title: President


                                        By:  BHI LIMITED PARTNERSHIP, a
                                        Delaware limited partnership

                                            By:  BHI Corp., a Delaware
                                                 corporation, its general
                                                 partner

                                                By:    /s/ Michael Nelsen
                                                       -------------------------
                                                Name:  Michael Nelsen
                                                Title: Vice President


                                        W. SPRING LIMITED PARTNERSHIP, a
                                        Delaware limited partnership

                                            By:  W. Spring Corp. a Delaware
                                                 corporation, its limited
                                                 partner

                                                By:    /s/ Michael Nelsen
                                                       -------------------------
                                                Name:  Michael Nelsen
                                                Title: Vice President



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                                    EXHIBIT A

      Contributing Partnership             Address
      ------------------------             -------

      BHI Limited Partnership              c/o Archon Group L.P.
                                           600 Las Colinas Blvd., Suite 1900
                                           Irving, TX 75039

      W. Spring Limited Partnership        c/o Archon Group L.P.
                                           600 Las Colinas Blvd., Suite 1900
                                           Irving, TX 75039

Partners and designees to whom the Contributing Partnership
           may distribute Partnership Units

                                                          Total Number of         No. of Immediate
Name                        Address                      Partnership Units        Redemption Units
----                        -------                      -----------------        ----------------

QRF I Ltd.                  888 7th Avenue
                            New York, NY 10106                374,900                  374,900

GS Co-Invest, L.P.          888 7th Avenue
                            New York, NY 10106                163,000                    ---

SFM Participation, L.P.     888 7th Avenue
                            New York, NY 10106                  9,764                    ---

G. Soros Realty, L.P.       888 7th Avenue
                            New York, NY 10106                 46,002                    ---

G. Soros Realty, Inc.       888 7th Avenue
                            New York, NY 10106                  1,284                    ---

WHQR Real Estate            c/o Archon Group L.P.
    Limited Partnership     600 Las Colinas Blvd.,
                            Suite 1900
                            Irving, TX 75039                  203,750                    ---

WHQP Real Estate            c/o Archon Group L.P.
   Limited Partnership      600 Las Colinas Blvd.,                                       ---
                            Suite 1900                         16,300
                            Irving, TX 75039
                                                      ---------------          ---------------
                                                      Total:  815,000*         Total:  374,900*

----------
* Quantum Realty Partners II, L.P. is expected to be the ultimate holder of all the Units and/or REIT Shares issuable upon redemption of Immediate Redemption Units.


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                                    EXHIBIT B

                     NOTICE OF EXERCISE OF REDEMPTION RIGHT

         The undersigned hereby irrevocably (i) presents for redemption ________ units of limited partnership interest ("Partnership Units") in WINN Limited Partnership (the "Partnership") in accordance with the Agreement of Limited Partnership of the Partnership, as amended (the "Partnership Agreement") and the Redemption and Registration Rights Agreement dated __________, 1997 (the "Redemption Agreement") among the Partnership, Winston Hotels, Inc. and the other parties thereto, (ii) surrenders such Partnership Units and all right, title and interest therein, (iii) surrenders herewith any certificate or other writing evidencing the Partnership Units (and requests that any Partnership Units so evidenced that are not redeemed be evidenced by the issuance of a new certificate) and (iv) directs that the "Cash Amount" or "REIT Shares Amount" (as determined by the General Partner subject to the Redemption Agreement), as defined in the Partnership Agreement, deliverable upon exercise of the Redemption Rights be delivered to the address specified below, and if REIT Shares are to be delivered, such REIT Shares be registered or placed in the name(s) and at the address(es) specified below.

Dated:________ __, _____

Name of Limited Partner:

                                         --------------------------------------
                                         (Signature of Limited Partner)

                                         --------------------------------------
                                         (Mailing Address)

                                         --------------------------------------
                                         (City)    (State)   (Zip Code)

                                         Signature Guaranteed by:


                                         --------------------------------------

If REIT Shares are to be issued, issue to:

-------------------------------------

-------------------------------------

-------------------------------------

Please insert social security or identifying number:

-------------------------------------






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